UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
May 20, 2021

READY CAPITAL CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-35808	90-0729143
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1251 Avenue of the Americas,

50th Floor

New York, NY 10020

(Address of principal executive offices)
(Zip Code)

Registrant’s telephone number, including area code: (212) 257-4600

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	RC	New York Stock Exchange
8.625% Series B Cumulative Preferred Stock, $0.0001 par value	RC PRB	New York Stock Exchange
6.25% Series C Cumulative Convertible Preferred Stock, $0.0001 par value	RC PRC	New York Stock Exchange
7.625% Series D Cumulative Redeemable Preferred Stock, $0.0001 par value	RC PRD	New York Stock Exchange
7.00% Convertible Senior Notes due 2023	RCA	New York Stock Exchange
6.20% Senior Notes due 2026	RCB	New York Stock Exchange
5.75% Senior Notes due 2026	RCC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On May 20, 2021, Ready Capital Corporation (the “Company”) entered into an At Market Issuance Sales Agreement (the “Sales Agreement”) by and among the Company, Sutherland Partners, L.P., Waterfall Asset Management, LLC and B. Riley Securities, Inc. (the “Agent”), pursuant to which the Company may offer and sell, from time to time, up to $100.0 million of the Company’s 6.20% Senior Notes due 2026 (the “6.20% 2026 notes”) and 5.75% Senior Notes due 2026 (the “5.75% 2026 notes” and, together with the 6.20% 2026 notes, the “notes”). Sales of the notes pursuant to the Sales Agreement, if any, may be made in transactions that are deemed to be “at the market offerings” as defined in Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”). The Agent is not required to sell any specific number of the notes, but the Agent will make all sales using commercially reasonable efforts consistent with its normal trading and sales practices on mutually agreed terms between the Agent and the Company. Under the Sales Agreement, the Agent will be entitled to compensation of up to 2.0% of the gross proceeds of all notes sold through it as the Company’s agent.

The notes sold pursuant to the Sales Agreement will be issued pursuant to a prospectus dated August 4, 2020, as supplemented by a prospectus supplement dated May 20, 2021, in each case filed with the Securities and Exchange Commission (the “Commission”) pursuant to the Company’s effective Registration Statement on Form S-3 (File No. 333-240086) (the “Registration Statement”), which was declared effective by the Securities and Exchange Commission on August 4, 2020. The notes will be issued pursuant to the Indenture, dated August 9, 2017 (the “Base Indenture”), as supplemented by the Third Supplemental Indenture, dated February 26, 2019 (the “Third Supplemental Indenture,”), the Fourth Supplemental Indenture, dated July 22, 2019 (the “Fourth Supplemental Indenture”) and the Fifth Supplemental Indenture, dated February 10, 2021 (the “Fifth Supplemental Indenture” and, together with the Base Indenture, Third Supplemental Indenture and Fourth Supplemental Indenture, the “Indenture”), each between the Company and U.S. Bank National Association, as trustee.

The up to $100.0 million in aggregate principal amount of the 6.20% 2026 notes and the 5.75% 2026 notes that the Company may offer and sell under the prospectus supplement and the accompanying prospectus constitutes a further issuance of and are fungible with the $104.25 million in aggregate principal amount of the 6.20% 2026 notes that the Company has issued to date (the “initial 6.20% 2026 notes”) and the $201.25 million in aggregate principal amount of the 5.75% 2026 notes that the Company has issued to date (the “initial 5.75% 2026 notes and, together with the initial 6.20% 2026 notes, the “initial notes”), respectively, and form a single series of debt securities with the initial 6.20% 2026 notes and initial 5.75% 2026 notes, respectively. The 6.20% 2026 notes and the 5.75% 2026 notes will have terms identical to the initial 6.20% 2026 notes and the 5.75% 2026 notes, respectively, and will have the same CUSIP number as, and will be fungible and vote together with, the initial 6.20% 2026 notes and initial 5.7% 2026 notes, respectively, immediately upon issuance. The 6.20% 2026 notes (when issued) and initial 6.20% 2026 notes are listed and trade on the New York Stock Exchange (the “NYSE”) under the symbol “RCB” and the 5.75% 2026 notes (when issued) and initial 5.75% 2026 notes are listed and trade on the NYSE under the symbol “RCC.”

The foregoing description of the Sales Agreement, the Indenture and the notes does not purport to be complete and is qualified in its entirety by reference to the full text of the Sales Agreement, the Indenture and the forms of the notes, copies of which are filed or incorporated as Exhibits 1.1, 4.1, 4.2, 4.3, 4.4, 4.5 and 4.6 to this Current Report on Form 8-K, and are incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information regarding the notes and the Indenture set forth in Item 1.01 to this Current Report on Form 8-K, Item 1.01 to the Company’s Current Report filed on July 22, 2019, Item 1.01 to the Company’s Current Report filed on December 2, 2019, and Item 1.01 to the Company’s Current Report on Form 8-K filed on February 10, 2021, is incorporated by reference into this Item 2.03.

Item 9.01. Financial Statements and Exhibits

Exhibit	Description
1.1	Sales Agreement, dated May 20, 2021, by and among Ready Capital Corporation, Sutherland Partners, L.P., Waterfall Asset Management LLC and B. Riley Securities, Inc..
4.1*	Indenture, dated as of August 9, 2017, by and between Sutherland Asset Management Corporation and U.S. Bank National Association, as trustee (incorporated herein by reference to Exhibit 4.2 to the Current Report on Form 8-K filed with the SEC on August 9, 2017).
4.2*	Third Supplemental Indenture, dated as of February 26, 2019, by and between Ready Capital Corporation and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.7 to the Company’s Annual Report on Form 10-K filed on March 13, 2019).
4.3*	Fourth Supplemental Indenture, dated as of July 22, 2019, by and between Ready Capital Corporation and U.S. Bank National Association, as trustee (incorporated herein by reference to Exhibit 4.3 to the Company’s Current Report on Form 8-K filed on July 22, 2019).
4.4*	Form of 6.20% Senior Note (included in Exhibit 4.3).
4.5*	Fifth Supplemental Indenture, dated as of February 9, 2021, by and between Ready Capital Corporation and U.S. Bank National Association, as trustee (incorporated herein by reference to Exhibit 4.3 to the Company’s Current Report on Form 8-K filed on February 10, 2021).
4.6*	Form of 5.75% Senior Note (included in Exhibit 4.5).
5.1	Opinion of Clifford Chance US LLP.
8.1	Opinion of Clifford Chance US LLP regarding certain tax matters.
23.1	Consent of Clifford Chance US LLP (included in Exhibit 5.1).
23.2	Consent of Clifford Chance US LLP regarding certain tax matters (included in Exhibit 8.1).
104.1	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Previously filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

READY CAPITAL CORPORATION

By:	/s/ Andrew Ahlborn
Name:	Andrew Ahlborn
Title:	Chief Financial Officer

Dated: May 20, 2021